Exhibit 10.12.2

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of November 25, 2013 and is entered into by and among INSMED INCORPORATED, a Virginia corporation (“Parent”), INSMED PHARMACEUTICALS, INC., a Virginia corporation (“Insmed Pharma”), CELTRIX PHARMACEUTICALS, INC., a Delaware corporation (“Celtrix”), TRANSAVE, LLC, a Delaware limited liability company (“Transave”, together with Parent, Insmed Pharma, and Celtrix are hereinafter collectively referred to as the “Borrowers” and each individually as a “Borrower’’), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A.                                    Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of June 29, 2012 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement’’), pursuant to which Lender has extended and make available to Borrowers certain extensions of credit.

B.                                    Borrowers and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.                                      AMENDMENTS.

1.1                               The definition of “Amortization Date” in Section 1.1 is amended and restated with the following:

“Amortization Date” means July 1, 2014; provided that if Borrowers (i) achieve positive data from their TARGET-112 Phase II NTM Trial and (ii) pays Lender an additional $100,000 fee on or prior to July 1, 2014, then the Amortization Date shall be extended to January 1, 2015.

1.2                               The reference to “$200,000” in clause (vii) of the definition of “Permitted Indebtedness” in Section 1.1 is hereby amended and restated with “$250,000”.

1.3                               The second sentence in Section 2.2(d) is amended and restated with the following:

The Borrowers shall repay the aggregate Term Loan principal balance that is outstanding on the Amortization Date in equal monthly installments of principal and interest (based upon a 30 month amortization schedule) commencing on the applicable Amortization Date and continuing on the first business day of each month thereafter with any yet to accrue amortization payments (balloon) due on the Term Loan Maturity Date.

2.                                      BORROWERS’ REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants that:

(a)                                 immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date), and (ii) no Event of Default has occurred and is continuing;

(b)                                 such Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)                                  the certificate of incorporation, bylaws and other organizational documents of such Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)                                 the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of such Borrower;

(e)                                  this Amendment has been duly executed and delivered by such Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f)                                   as of the date hereof, such Borrower has no defenses against the obligations to pay any amounts under the Obligations.

Each Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.                                      LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.                                      EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1                               Fee. The Borrowers shall pay Lender a non-renewable facility fee equal to $100,000.

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4.2                               Amendment. The Lender shall have duly executed counterparts of this Amendment signed by the parties hereto.

4.3                               Insurance Certificate. The Lender shall have received insurance certificates reasonably satisfactory to Lender adding [DESCRIBE NEW ADDRESS] to such policies.

5.                                      COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6.                                      INCORPORATION BY REFERENCE. The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

[signature page follows]

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IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWERS:

INSMED INCORPORATED

By:	/s/ Andrew T. Drechsler
Name:	Andrew T. Drechsler
Title:	Chief Financial Officer

INSMED PHARMACEUTICALS, INC.

By:	/s/ Andrew T. Drechsler
Name:	Andrew T. Drechsler
Title:	Chief Financial Officer

TRANSAVE, LLC

BY: INSMED INCORPORATED, ITS MANAGING
MEMBER

By:	/s/ Christine Pellizzari
Name:	Christine Pellizzari
Title:	General Counsel & Corporate Secretary

CELTRIX PHARMACEUTICALS, INC.

By:	/s/ Andrew T. Drechsler
Name:	Andrew T. Drechsler
Title:	Chief Financial Officer

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Ben Bang
Name:	Ben Bang
Its:	Senior Counsel